Exhibit 10.1

VIA EMAIL (tsimmons@greensourceweb.com) AND FEDERAL EXPRESS

Tad Simmons	OCTOBER 28, 2013
GREENSOURCE CORPORATION
677 7th Avenue, # 410
San Diego, California 92101

Tad Simmons
GS ENVIROSERVICES, INC.
677 7th Avenue, # 410
San Diego, California 92101

RE:           SECOND AMENDED FORBEARANCE AGREEMENT (“Second Amendment”)

Dear Mr. Simmons:

Reference is made to that certain default notice (“Default Notice”) issued by 11235 FACTOR FUND, LLC ("Secured Party") dated September 9, 2013, pursuant to which the Secured Party declared the entire outstanding principal, accrued interest, and all other amounts currently due to Secured Party under the Transaction Documents to be immediately due and payable to Secured Party. Capitalized terms not defined herein shall have that meaning ascribed to them in the Default Notice.

The Company and GreenSource (collectively, the “Obligors”) hereby acknowledge and agree that one or more defaults and/or Default Events have occurred and are continuing under the terms and conditions of the Transaction Documents, including the Forbearance Agreement and the First Amended Forbearance Agreement (collectively, the "Existing Defaults"), and that the Debentures and GreenSource Note are payable on demand. The Secured Party has notified the Obligors that it intends to exercise certain of its rights and remedies as a secured creditor, as such rights are set forth in the Security Agreement, Guaranty Agreement, other Transaction Documents and under the Uniform Commercial Code. The Company and GreenSource have requested the Secured Party to forbear from exercising the foregoing rights against the Company and GreenSource.

In consideration of the terms, conditions and provisions of this Second Amendment and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secured Party and the Obligors (each, a "Party" and, collectively, the "Parties") hereby agree as follows:

1. Existing Defaults. In exchange for the agreement of Secured Party to forbear from exercising its rights in connection with the Existing Defaults, and effective as of the date hereof, the Company hereby agrees to issue, on or before October 31, 2013, 250,000,000 restricted common shares (“Default Shares”) to Secured Party upon conversion of a $25,000 portion of the interest due to Secured Party under the Debentures at the applicable default conversion rate provided by Section 1(c)(i)(1) of the Debentures.

2. Conditions Precedent to Forbearance. The Secured Party's agreements contemplated herein, shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Secured Party in its sole and exclusive discretion:

a. Conversion. The Company shall have issued, and the Secured Party shall have received, the Default Shares.

b. Board Consent. The Company’s board of directors shall have executed the form of consent attached hereto in Exhibit A.

c. Resignation. Each of the Company’s officers and directors shall have executed and delivered to Secured Party a resignation letter in form and substance substantially similar to the forms of resignation letters attached hereto in Exhibit B; provided, however, that the effectiveness of the resignation of Tad Simmons from the post of chairman shall become automatically effective 10 days following the filing by the Company of an information statement on Form 14F using the form of information statement attached hereto in Exhibit C, which form shall be filed no later than November 4, 2013.

3. Release by Obligors. The Obligors hereby acknowledge and agree that none of the Obligors have any offsets, defenses, claims, or counterclaims against the Secured Party and each of its agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns (singly and collectively, as the “Released Parties”), with respect to the Obligations, the Transaction Documents, the Collateral, the transactions set forth or otherwise contemplated in this Acceptance, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Acceptance, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE each of the Released Parties from any and all liability therefor.

4. Cooperation. The Company and GreenSource, each on their respective behalf, hereby acknowledges and agrees that each of the Obligors shall at all times cooperate fully with the Secured Party in the performance of the terms hereof; and, render all such reasonable assistance as the Secured Party may request in connection therewith, including, without limitation, executing such confirmatory assignments, instruments, and agreements as the Secured Party may reasonably request.

5. No Waiver. Nothing stated or omitted from this Acceptance shall be construed in any way to constitute an admission or waiver of any kind and all rights of Secured Party are reserved in that regard.

6. Authorization. The Company and GreenSource hereby represent and warrant that (i) it has all requisite power and authority to execute, deliver and perform this Acceptance and to consummate the transactions contemplated hereby; (ii) that this Acceptance has been duly and validly executed and delivered, and constitutes the legal, valid and binding obligation of the Company; and (iii), that the execution, delivery and performance by the Company and GreenSource of this Acceptance and the consummation by it of the actions contemplated herein have been duly authorized by all necessary corporate action.

7. Governing Law. This Acceptance shall be governed by and interpreted in accordance with the laws of the State of New Jersey, without regard to the principles of conflict of laws. The Company and the Buyer expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, Bergen County, for any litigation between the parties.

8. Waiver of Jury Trial. The Obligors and the Lender hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Amendment, is relying on such a waiver: THE OBLIGORS AND THE LENDER EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE OTHER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST SUCH PARTY OR IN WHICH SUCH PARTY IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE LENDER.

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- SIGNATURE PAGE FOLLOWS]

Very truly yours,
11235 FACTOR FUND, LLC

By: /s/ Mary Carroll
Name: Mary Carroll
Title: Manager

ACCEPTED AND AGREED TO BY:

GS ENVIROSERVICES, INC.

By: /s/ Tad Simmons
Name: Tad Simmons
Title: Chief Executive Officer

GREENSOURCE CORPORATION

By: /s/ Tad Simmons
Name: Tad Simmons
Title: Chief Executive Officer

EXHIBIT A
BOARD CONSENT

WRITTEN CONSENT OF BOARD OF DIRECTORS

Dated as of October 29, 2013

The undersigned, constituting all of the Directors of GS ENVIROSERVICES INC., a corporation formed pursuant to the laws of the State of Delaware with an address of 677 7th Avenue, Suite 412, San Diego, California 92101 (the “Company”), hereby take and adopt, pursuant to the applicable provisions of the Nevada general corporate law, the following actions without a meeting but with the same force and effect as if they had been adopted at duly convened meetings of the Board of Directors of the Company (the “Board”) and direct that this consent and any attachments hereto be filed with the minutes of the proceedings of the Company:

WHEREAS, it is proposed that the Company enters into the documents, instruments and agreements set forth on the attached Exhibit A (collectively the “Agreements”);

WHEREAS, the Board has determined that it is advisable and in the best interest of the Company that the Company executes and delivers the Agreement and all other documents, agreements, certificates and other instruments necessary or appropriate in connection therewith (the “Other Documents”) on the terms and subject to the conditions set forth therein;

NOW, THEREFORE, BE IT:

RESOLVED, that Tad Simmons is authorized and empowered in the name of and on behalf of the Company to negotiate, execute and deliver the Agreement, the Other Documents and any and all additional documents, agreements, certificates and other instruments necessary to effectuate any of the transactions contemplated thereby and as described above, including any and all amendments, supplements, modifications, extensions, restatements, renewals, replacements for and on behalf of the Company; the execution and delivery of any such document, agreement, certificate, or other instrument shall conclusively establish such person’s authority hereunder to so act.

FURTHER RESOLVED, that Jeff Hickman shall be appointed to the posts of Chairman, President, Chief Executive Officer and Chief Financial Officer of the Company; provided, however, that the appointment to the post of Chairman shall take effect automatically on the tenth day following the filing by the Company of an Information Statement on Form 14F with respect to change of control (which filing shall be made by the Company on a time is of the essence basis).

FURTHER RESOLVED, that the Company hereby approves, confirms and ratifies, in all respects, the execution and delivery of the Agreement, the Other Documents and the transactions contemplated therein and otherwise as described above;

FURTHER RESOLVED, that said persons, acting singly, are authorized, empowered and directed to take such other actions or to cause others to take such action as may, in the judgment of the authorized person so acting, be necessary or desirable in connection with, or in the furtherance of, any of the foregoing resolutions or any of the transactions contemplated thereby; the taking of any such action shall conclusively establish such person’s authority hereunder to so act;

FURTHER RESOLVED, that the Company may make contracts of guaranty and suretyship which are necessary or convenient to the conduct, promotion or attainment of the business of its subsidiaries or affiliates, if any, and to the extent any of the Agreements may constitute a contract or guaranty or suretyship by the Company of the obligations of any subsidiary or affiliate, the Company has determined that such contract is necessary to the conduct, promotion or attainment of the business purpose of the Company;

FURTHER RESOLVED, that the acts of the said persons and of any other person designated and authorized by the Board to act on behalf of the Company, taken prior to the adoption of the resolutions set forth herein, are hereby ratified, confirmed, approved and adopted as acts of the Company.

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EXECUTED as of the date set forth above.

By: /s/ Gary Exner	Date: October 29, 2013
Gary Exner
Chairman

By: /s/ Tad Simmons	Date: October 29, 2013
Tad Simmons
Director

By: /s/ Steve Balog	Date: October 29, 2013
Steve Balog
Director

By: /s/ Roy Hales	Date: October 29, 2013
Roy Hales
Director

By: /s/ John Thomas	Date: October 29, 2013
John Thomas
Director

[SIGNATURE PAGE TO WRITTEN CONSENT OF BOARD OF DIRECTORS
OF GS ENVIROSERVICES, INC.]

EXHIBIT A

1.	FORBEARANCE AGREEMENT dated October 29, 2013 by and between 11235 Factor Fund, LLC, and the Company.

2.	All related transaction documents in connection with the foregoing transactions.

EXHIBIT B
RESIGNATION LETTERS

 October 29, 2013
GS ENVIROSERVICES, INC.
677 7th Avenue, # 412
San Diego, California 92101

RE:           CONFIRMATION OF RESIGNATION

To Whom It May Concern:

This letter shall confirm my resignation from the posts of President and Chief Executive Officer of GS ENVIROSERVICES, INC. (the “Company”) with immediate effect. This letter shall further confirm my resignation as a member of the Company’s board of directors, which further resignation shall take effect automatically on the tenth day following the filing by the Company of an Information Statement on Form 14F with respect to change of control (which filing shall be made by the Company on a time is of the essence basis).

Regards,

By:           /s/ Tad Simmons
Tad Simmons

 October 29, 2013
GS ENVIROSERVICES, INC.
677 7th Avenue, # 410
San Diego, California 92101

RE:           CONFIRMATION OF RESIGNATION

To Whom It May Concern:

This letter shall confirm my resignation from the post of Chairman and member of the board of directors of GS ENVIROSERVICES, INC. (the “Company”) with immediate effect, which resignation shall take effect automatically on the tenth day following the filing by the Company of an Information Statement on Form 14F with respect to change of control (which filing shall be made by the Company on a time is of the essence basis).

Regards,

By:           /s/ Gary Exner
Gary Exner

 October 29, 2013
GS ENVIROSERVICES, INC.
677 7th Avenue, # 410
San Diego, California 92101

RE:           CONFIRMATION OF RESIGNATION

To Whom It May Concern:

This letter shall confirm my resignation from the post of Chief Financial Officer of GS ENVIROSERVICES, INC. (the “Company”) with immediate effect. This letter shall further confirm my resignation as a member of the Company’s board of directors.

Regards,

By:           /s/ Steve Balog
Steve Balog

 October 29, 2013
GS ENVIROSERVICES, INC.
677 7th Avenue, # 410
San Diego, California 92101

RE:           CONFIRMATION OF RESIGNATION

To Whom It May Concern:

This letter shall confirm my resignation as a member of the board of directors of GS ENVIROSERVICES, INC. (the “Company”) with immediate effect.

Regards,

By:           /s/ Roy Hales
Roy Hales

 October 29, 2013
GS ENVIROSERVICES, INC.
677 7th Avenue, # 410
San Diego, California 92101

RE:           CONFIRMATION OF RESIGNATION

To Whom It May Concern:

This letter shall confirm my resignation as a member of the board of directors of GS ENVIROSERVICES, INC. (the “Company”) with immediate effect.

Regards,

By:           /s/ John Thomas
John Thomas